UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2022
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
Employment Agreement Amendments with Michael A. Seton and Kay C. Neely
On June 21, 2022, Sila Realty Trust, Inc. (the "REIT"), Sila Realty Operating Partnership, LP, the operating company subsidiary of the REIT (the "Operating Partnership"), and the Operating Partnership's subsidiary, Sila Realty Management Company, LLC (the "REIT Operator" and, together with the REIT and the Operating Partnership, the "Company"), entered into employment agreement amendments (collectively, the "Employment Agreement Amendments") with Michael A. Seton, the Company's Chief Executive Officer and President, and Mary ("Kay") C. Neely, the Company's Chief Financial Officer, Executive Vice President, Treasurer and Secretary. Under each of the Employment Agreement Amendments: (a) the employment term was revised such that it automatically renews for successive one year terms unless either the executive or the REIT Operator provides a written notice of non-renewal at least 60 days prior to the expiration of the employment term and (b) a non-renewal by the REIT Operator was added to the list of events that results in the executive receiving a certain severance amount as set forth in the employment agreement. In addition, under the Employment Agreement Amendment for Mr. Seton, his severance multiple for termination during the change in control period was revised from 2.5 to 3.0.
The above description of the material terms of the Employment Agreement Amendments is qualified in its entirety by the Employment Agreement Amendments attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1
Amendment to Employment Agreement, made and entered into on June 21, 2022, by and between Sila Realty Trust, Inc., Sila Realty Operating Partnership, LP, Sila Realty Management Company, LLC and Michael A. Seton.

10.2
Amendment to Employment Agreement, made and entered into on June 21, 2022, by and between Sila Realty Trust, Inc., Sila Realty Operating Partnership, LP, Sila Realty Management Company, LLC and Mary ("Kay") C. Neely.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 21, 2022	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer